Semi Annual Report


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                                 APRIL 30, 2002



FRANKLIN TEMPLETON GLOBAL TRUST


   FRANKLIN TEMPLETON HARD CURRENCY FUND







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FRANKLIN[REGISTERED MARK]TEMPLETON[REGISTERED MARK]
INVESTMENTS

  THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE
       BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST
                                             SUPPORT AND LOOK FORWARD TO SERVING
                                       YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.




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FRANKLINTEMPLETON.COM

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


SHAREHOLDER LETTER


-------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TEMPLETON HARD CURRENCY FUND SEEKS TO PROTECT AGAINST DEPRECIATION OF THE U.S. DOLLAR RELATIVE TO OTHER CURRENCIES. THE FUND SEEKS TO ACHIEVE ITS GOAL BY INVESTING IN HIGH-QUALITY MONEY MARKET INSTRUMENTS (AND FORWARD CONTRACTS) DENOMINATED IN FOREIGN MAJOR CURRENCIES (AS DEFINED IN THE FUND'S PROSPECTUS) WHICH HISTORICALLY HAVE EXPERIENCED LOW INFLATION RATES AND WHICH, IN THE VIEW OF THE INVESTMENT MANAGER, FOLLOW ECONOMIC POLICIES CONDUCIVE TO CONTINUAL LOW INFLATION RATES AND CURRENCY APPRECIATION VERSUS THE U.S. DOLLAR OVER THE LONG TERM.
-------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Templeton Hard Currency Fund covers the period ended April 30, 2002. During the six months under review, investor participation was constrained by uncertainty regarding the recovering U.S. economy and its effects worldwide. Following a surprise gain in fourth quarter 2001's annualized gross domestic product (GDP) growth, an unexpectedly strong 5.6% annualized first quarter 2002 GDP growth rate put the U.S. economy well into a moderate recovery, most of which was attributable to business inventory rebuilding amid steady consumer demand. The Federal Reserve Board (the Fed) reduced its key federal



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.


CONTENTS

Shareholder Letter ....................1

Performance Summary ...................8

Financial Highlights &
Statement of Investments .............10

Financial Statements .................13

Notes to
Financial Statements .................16





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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

[GRAPHIC OMITTED]
ASSET ALLOCATION BY CURRENCY
Based on Total Net Assets
4/30/02

European Monetary Unit (euro) 32.7%
Swiss Franc                   22.0%
U.S. Dollar                   15.3%
Japanese Yen                  12.2%
New Zealand Dollar             9.4%
Danish Krone                   8.4%


funds target rate to a 40-year low of 1.75% in December 2001 before moving to a neutral stance. Cautious not to extinguish the recovery, the Fed signaled a bias toward holding interest rates steady through the spring months, citing that certain essential elements of economic recovery remained uncertain. At the same time, ripple effects from the mild 2001 U.S. recession lingered globally through first quarter 2002, and most foreign central banks opted to follow the U.S. Fed and keep interest rates low.

The U.S. dollar was relatively strong against other world currencies during the reporting period, and played a key role in determining the character of the U.S. recession. Although punishing exporting manufacturers, the dollar's resiliency was instrumental in keeping a lid on inflation, which in turn allowed the Fed to lower interest rates as aggressively as it did. In comparison, the Japanese yen fell 4.76%, the euro remained flat, the Danish krone gained a mere 0.11%, the British pound appreciated 0.24%, the Swiss franc rose 1.00% and the Canadian dollar increased 1.33% relative to the U.S. dollar for the six months ended April 30, 2002. The New Zealand dollar was the only real standout, appreciating 8.89% during the six-month period.

From a fixed income perspective, U.S. bonds, as measured by the J.P. Morgan U.S. Government Bond Index, returned -2.13% for the reporting period. Non-U.S. bonds, as measured by the J.P. Morgan Non-U.S. Government Bond Index, returned -0.66%, while European bonds fell 1.32% in U.S. dollar terms according to the European subcomponent of the J.P. Morgan Global Government Bond Index.(1) This negative return in U.S. dollar terms can be attributed, in part, to the weakness of some major currencies against the dollar. Global bond markets began to price in investors' expectations that the global economy was near the bottom of the business cycle, and that major central banks would begin shifting from monetary easing to tightening as the U.S. pulled the rest of the world into a recovery mode. Confirming this perception, the U.S. Fed shifted from an easing to a neutral bias and suggested the possibility for interest rate hikes as early as 2002's third quarter.

The European Monetary Union's (EMU's) euro-denominated bond markets generated a return of -1.15% in local currency terms according to the J.P. Morgan EMU Bond Index.(2) Furthermore, the EMU yield curve flattened as short- and medium-term rates rose. The rise in interest rates resulted mostly from signs of an economic recovery and higher-than-expected inflation in the euro region, which in turn led to market expectations of monetary tightening by the European Central Bank
(ECB) later this year. The ECB eased monetary policy for the last time in November 2001.





1. Source: J.P. Morgan. The J.P. Morgan U.S. Government Bond Index is a fixed income index designed to track total returns of government bonds in the United States. The J.P. Morgan Non-U.S. Government Bond Index is a fixed income index designed to track total returns of government bonds in developed countries globally, excluding issues from the U.S. government. The J.P. Morgan Global Government Bond Index is a fixed income index designed to track total returns of government bonds in developed countries globally. All bonds included in the indexes are weighted according to market capitalization.
2. Source: J.P. Morgan. The J.P. Morgan EMU Bond Index is a fixed income index designed to track total returns of government bonds in EMU (euro region) countries. All bonds included in the index are weighted according to market capitalization.

Japanese bonds were the exception to generally weak bond market performance globally. The Japanese bond market rose slightly during the period, up 0.47% in local currency terms according to the Japanese subcomponent of the J.P. Morgan Global Government Bond Index.(1) The Japanese benchmark yield curve remained relatively unchanged. Despite ineffectiveness in stimulating lending activity or economic growth, the Bank of Japan continued to loosen monetary policy through quantitative easing, or controlling the money supply rather than trying to lower their near-zero interest rates further. Transitory government intervention in the stock market led to the yen's temporary appreciation in March. In the longer term, however, Japan's policy prescription may likely have the reverse effect, fostering the risk of further yen weakness.

Within this mixed environment, Franklin Templeton Hard Currency Fund - Class A delivered a +0.52% six-month cumulative total return as of April 30, 2002, as shown in the Performance Summary beginning on page 8. The Fund's benchmark, the J.P. Morgan 3 Month Global Cash Index, returned 1.40% during the same period.(3) Most of the Fund's total return is derived from interest paid by portfolio securities and from changes in the U.S. dollar's value relative to the currencies of countries where the Fund invests. Because the Fund attempts to maintain almost 100% foreign currency exposure, it tends to perform better during periods of U.S. dollar weakness.

During the period under review we were underweighted in the depreciating Japanese yen, with 12.2% of total net assets at period-end, due primarily to Japan's ongoing economic deterioration



3. Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index is designed to measure the performance of euro-currency deposits in 11 global markets. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

and structural problems. Instead, we remained overweighted in the New Zealand dollar in an attempt to earn higher income and to gain exposure to New Zealand's currency appreciation against the U.S. dollar. We continued to maintain a short portfolio duration overall to reduce the Fund's sensitivity to rising interest rates.

Looking forward, we will remain underweighted in the Japanese yen, despite recent strength in the currency, given its potential for further weakness until the Japanese government is able to address structural problems that we believe are preventing a sustained economic recovery. In particular, the major issues include reforms in the banking and corporate sectors. Elsewhere, we expect the euro to trade within a range as it could benefit cyclically from economic recovery in the euro region countries and investor concerns regarding the recently falling U.S. dollar, while remaining vulnerable to rising oil prices. A longer-term positive trend in the euro will likely depend on further progress on labor, pension and other structural reforms designed to bring productivity growth closer to that of the U.S. We maintain a positive outlook on the dollar-bloc currencies, particularly Australia and New Zealand, as global economic recovery will likely raise commodity prices, and relative interest rates and economic growth rates also favor these currencies, in our opinion.

There are special considerations associated with global investing related to market, currency, economic, social and political factors,



"... WE WILL REMAIN UNDERWEIGHTED IN THE JAPANESE YEN ... GIVEN ITS POTENTIAL
FOR FURTHER WEAKNESS. ..."

A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.


as discussed in the Fund's prospectus. Because a significant amount of the Fund's assets are denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

We thank you for your continued investment in Franklin Templeton Hard Currency Fund and welcome your comments or suggestions.

Sincerely,


/S/SIGNATURE
Alex Calvo
Portfolio Manager
Franklin Templeton Hard Currency Fund




This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Please note that although the Fund's Statement of Investments on page 12 of this report indicates the Fund held 100.0% of its portfolio investments in U.S. dollar-denominated assets as of 4/30/02, its NET EXPOSURE to the U.S. dollar as of that date was only 15.3%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 2 in the Notes to Financial Statements on page 18 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION




CLASS A                        CHANGE         4/30/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.08          $8.00     $8.08

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.1200

ADVISOR CLASS                  CHANGE         4/30/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.08          $8.01     $8.09

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.1340



CLASS A: SUBJECT TO THE CURRENT, MAXIMUM 2.25% INITIAL SALES CHARGE. PRIOR TO 8/3/98, FUND SHARES WERE OFFERED AT A HIGHER INITIAL SALES CHARGE; THUS ACTUAL TOTAL RETURNS WOULD HAVE BEEN LOWER.*

ADVISOR CLASS: NO INITIAL SALES CHARGE OR RULE 12B-1 FEES AND ARE AVAILABLE TO A LIMITED CLASS OF INVESTORS.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.



Past performance does not guarantee future results.

PERFORMANCE



CLASS A                               6-MONTH     1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +0.52%      +3.97%     -9.16%     +8.25%
Average Annual Total Return(2)        -1.79%      +1.66%     -2.34%     +0.57%
Value of $10,000 Investment(3)        $9,821      10,166     $8,883    $10,583
Avg. Ann. Total Return (3/31/02)(4)   -0.66%      -3.42%     +0.33%

Distribution Rate(5)                   2.93%
30-Day Standardized Yield(6)           0.02%

ADVISOR CLASS(7)                      6-MONTH     1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +0.73%      +4.47%     -7.84%    +10.01%
Average Annual Total Return (2)       +0.73%      +4.47%     -1.62%     +0.96%
Value of $10,000 Investment(3)       $10,073     $10,447     $9,216    $11,001
Avg. Ann. Total Return (3/31/02)(4)               +1.98%     -2.74%     +0.70%

Distribution Rate(5)                   3.49%
30-Day Standardized Yield(6)           0.66%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's March quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/02.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.
7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -15.67% and -3.15%.



Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Financial Highlights


                                                                        CLASS A
                                          -----------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2002              YEAR ENDED OCTOBER 31,
                                                            -----------------------------------------------------
                                             (UNAUDITED)     2001        2000        1999       1998        1997
                                          -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....         $8.08     $8.02        $9.52     $10.39     $10.28      $11.64
                                          -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............           .03(d)    .31          .42        .30        .30         .37
 Net realized and unrealized gains (losses)         .01(d)   (.01)       (1.68)      (.95)       .12       (1.33)
                                          -----------------------------------------------------------------------
Total from investment operations ........           .04       .30        (1.26)      (.65)       .42        (.96)
                                          -----------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          (.12)     (.14)          --         --       (.25)         --
 Tax return of capital ..................            --      (.10)        (.24)      (.22)      (.06)       (.40)
                                          -----------------------------------------------------------------------
Total distributions .....................          (.12)     (.24)        (.24)      (.22)      (.31)       (.40)
                                          -----------------------------------------------------------------------
Net asset value, end of period ..........         $8.00     $8.08        $8.02     $ 9.52     $10.39      $10.28
                                          =======================================================================

Total return(b) .........................          .52%     3.78%     (13.42)%    (6.23)%      4.33%     (8.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......       $31,056   $29,071      $33,580    $56,381    $68,902     $91,976
Ratios to average net assets:
 Expenses ...............................         1.68%(c)  1.49%        1.29%      1.09%      1.35%       1.13%
 Net investment income ..................          .70%(c,d)3.78%        4.73%      3.08%      3.07%       3.53%
Portfolio turnover rate .................          .00%    25.59%       54.69%       .00%     96.41%       2.68%

(d)The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(g) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended April 30, 2002:

--------------------------------------------------------------------
Net investment income per share ...........................  $(.04)
Net realized and unrealized gains (losses) per share ......    .04
Ratio of net investment income to average net assets ......(1.13)%(c)



(a)Based on average weighted shares outstanding effective year ended October 31, 1998.
(b)Total return does not reflect sales commissions and is not annualized.
(c)Annualized.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Financial Highlights (CONTINUED)


                                          -----------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2002              YEAR ENDED OCTOBER 31,
                                                            -----------------------------------------------------
                                             (UNAUDITED)         2001      2000      1999       1998      1997(C)
                                          -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...          $8.09         $8.03     $9.53    $10.41     $10.28      $11.28
                                          -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............            .04(e)        .32       .37       .35        .33         .34
 Net realized and unrealized gains (losses)         .01(e)        .01     (1.61)     (.99)       .14       (1.00)
                                         ------------------------------------------------------------------------
Total from investment operations .......            .05           .33     (1.24)     (.64)       .47      - (.66)
                                         ------------------------------------------------------------------------
Less distributions from:
 Net investment income .................           (.13)         (.17)       --        --       (.28)         --
 Tax return of capital .................             --          (.10)     (.26)     (.24)      (.06)       (.34)
                                         ------------------------------------------------------------------------
Total distributions ....................           (.13)         (.27)     (.26)     (.24)      (.34)       (.34)
                                         ------------------------------------------------------------------------
Net asset value, end of period .........          $8.01         $8.09     $8.03    $ 9.53     $10.41      $10.28
                                         ========================================================================
Total return(b) ........................           .73%         4.10%  (13.22)%   (6.17)%      4.89%     (5.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......           $449          $450       $75    $3,827     $3,343        $249
Ratios to average net assets:
 Expenses ..............................          1.27%(d)      1.17%     1.06%      .99%      1.01%        .94%(d)
 Net investment income .................          1.21%(d,e)    4.00%     4.13%     3.54%      3.29%       3.67%(d)
Portfolio turnover rate ................           .00%        25.59%    54.69%      .00%     96.41%       2.68%

(e)The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(g) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended April 30, 2002:
----------------------------------------------------------------------
Net investment income per share                                $(.04)
Net realized and unrealized gains (losses) per share             .04
Ratio of net investment income to average net assets         (1.13)%(d)




(a)Based on average weighted shares outstanding effective year ended October 31, 1999.
(b)Total return is not annualized.
(c)For the period January 2, 1997 (effective date) through October 31, 1997.
(d)Annualized.


                                          See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

                                                                                      PRINCIPAL
                                                                                       AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS 13.1%
 Baden-Wuerttembergische Bank AG, 4.75%, 5/16/02 ...............................   $ 1,335,000 $ 1,336,311
 Bear Stearns Cos. Inc., 6.125%, 2/01/03 .......................................       209,000     213,824
 General Electric Capital Corp.:
    6.125%, 6/28/02 ............................................................       500,000     502,997
    6.25%, 8/05/02 .............................................................     1,065,000   1,075,735
    6.50%, 9/27/02 .............................................................       100,000     101,665
 KFW International Finance Inc., 5.375%, 5/10/02 ...............................       575,000     575,378
 Merrill Lynch & Co. Inc., 6.00%, 2/12/03 ......................................       200,000     205,650
 Toronto Dominion Bank, FRN, 4.10%, 8/04/03 ....................................       100,000     102,459
                                                                                               -----------
 TOTAL CORPORATE BONDS (COST $4,110,728) .......................................                 4,114,019
                                                                                               -----------
 GOVERNMENT SECURITIES 14.5%
 Asian Development Bank, 7.50%, 7/02/02 ........................................       150,000     151,318
 Council of Europe Social Development, 5.75%, 1/14/03 ..........................       556,000     568,855
 Eurofima, 5.75%, 5/22/02 ......................................................     1,000,000   1,001,945
 Hydro Quebec, 7.375%, 2/01/03 .................................................       344,000     356,307
 Inter-American Development Bank, 6.375%, 6/27/02 ..............................       795,000     800,163
 Province of Manitoba, 6.875%, 9/15/02 .........................................     1,150,000   1,165,717
 Province of Ontario, 7.375%, 1/27/03 ..........................................       500,000     518,745
                                                                                               -----------
 TOTAL GOVERNMENT SECURITIES (COST $4,569,245)                                                   4,563,050
                                                                                               -----------
 U.S. GOVERNMENT AGENCIES 61.0%
 Federal Farm Credit Bank, 6.875%, 5/01/02 .....................................       265,000     265,000
 Federal Home Loan Bank, 5.990% to 6.035%, with maturities to 6/28/02 ..........       800,000     804,597
 Federal Home Loan Mortgage Corp., 5.50%, 5/15/02 ..............................       210,000     210,278
 U.S. Treasury Bills, 1.681% to 1.850% with maturities to 5/30/02 ..............    17,960,000  17,951,279
                                                                                               -----------
 TOTAL U.S. GOVERNMENT AGENCIES (COST $19,228,995) .............................                19,231,154
                                                                                               -----------
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $27,908,968) ..............                27,908,223
                                                                                               -----------
(a)REPURCHASE  AGREEMENT (COST $1,568,000) 5.0%
   Dresdner Bank AG, 1.85%, 5/01/02 (Maturity Value $1,568,081)
    Collateralized by U.S. Treasury Bills, Notes and Bonds and U.S. Government
    Agency Securities ..........................................................     1,568,000   1,568,000
                                                                                               -----------
 TOTAL INVESTMENTS (COST $29,476,968) 93.6% ....................................                29,476,223
 NET EQUITY IN FORWARD CONTRACTS 3.8% ..........................................                 1,199,178
 OTHER ASSETS, LESS LIABILITIES 2.6%                                                               829,569
                                                                                               -----------
 TOTAL NET ASSETS 100.0%                                                                       $31,504,970
                                                                                               ===========


(a)At April 30, 2002, all repurchase agreements held by the fund had been entered into on that date.


                                          See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $29,476,968) ..........................................   $29,476,223
 Cash ............................................................................................       176,831
 Receivables:
  Beneficial shares sold .........................................................................       651,457
  Interest .......................................................................................       354,745
 Unrealized gain on forward exchange contracts (Note 6) ..........................................     1,211,510
                                                                                                     ------------
      Total assets ...............................................................................    31,870,766
                                                                                                     ------------
Liabilities:
 Payables:
  Beneficial shares redeemed .....................................................................       253,601
  To affiliates ..................................................................................        46,380
  To shareholders ................................................................................        14,092
 Unrealized loss on forward exchange contracts (Note 6) ..........................................        12,332
 Accrued expenses ................................................................................        39,391
                                                                                                     ------------
      Total liabilities ..........................................................................       365,796
                                                                                                     ------------
Net assets, at value .............................................................................   $31,504,970
                                                                                                     ============
Net assets consist of:
 Undistributed net investment income .............................................................    $ (256,593)
 Net unrealized appreciation .....................................................................     1,204,964
 Accumulated net realized loss ...................................................................   (2,538,336)
 Beneficial shares ...............................................................................    33,094,935
                                                                                                     -----------
Net assets, at value .............................................................................   $31,504,970
                                                                                                     ============
CLASS A:
 Net asset value per share ($31,055,589 / 3,880,627 shares outstanding) ..........................         $8.00
                                                                                                     ============
 Maximum offering price per share ($8.00 / 97.75%) ...............................................         $8.18
                                                                                                     ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($449,381 / 56,097 shares outstanding) .....         $8.01
                                                                                                     ============



                                             See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Financial Statements (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

Interest Income ..................................................................................    $  336,005
Expenses
 Management fees (Note 3) ........................................................................        91,246
 Distribution fees - Class A (Note 3) ............................................................        57,402
 Transfer agent fees (Note 3) ....................................................................        34,000
 Custodian fees ..................................................................................         1,000
 Registration and filing fees ....................................................................        39,000
 Professional fees ...............................................................................         9,700
 Trustees' fees and expenses .....................................................................         3,900
                                                                                                      -----------
      Total expenses .............................................................................       236,248
                                                                                                      -----------
       Net investment income .....................................................................        99,757
                                                                                                      -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ....................................................................................       (32,027)
  Foreign currency transactions ..................................................................    (1,125,887)
                                                                                                      -----------
      Net realized loss ..........................................................................    (1,157,914)
 Net unrealized appreciation (depreciation) on:
  Investments ....................................................................................       (72,032)
  Translation of assets and liabilities denominated in foreign currencies ........................     1,316,448
                                                                                                      -----------
      Net unrealized appreciation ................................................................     1,244,416
                                                                                                      -----------
Net realized and unrealized gain .................................................................        86,502
                                                                                                      -----------
Net increase in net assets resulting from operations .............................................     $ 186,259
                                                                                                      ===========

                                            See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001


                                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                                  APRIL 30, 2002   OCTOBER 31, 2001
                                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................       $ 99,757      $ 1,232,437
  Net realized loss from investments and foreign currency transactions .........     (1,157,914)        (811,936)
  Net unrealized appreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ...............................      1,244,416        1,013,115
                                                                                    -----------------------------
      Net increase in net assets resulting from operations .....................        186,259        1,433,616
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................................................       (419,630)        (553,357)
   Advisor Class ...............................................................         (7,626)          (7,746)
  Tax return of capital:
   Class A .....................................................................             --         (416,675)
   Advisor Class ...............................................................             --           (5,833)
                                                                                    -----------------------------
 Total distributions to shareholders ...........................................       (427,256)        (983,611)
 Beneficial share transactions (Note 2):
   Class A .....................................................................      2,221,108       (4,971,348)
   Advisor Class ...............................................................          3,441          388,058
                                                                                    -----------------------------
 Total beneficial share transactions ...........................................      2,224,549       (4,583,290)
      Net increase (decrease) in net assets ....................................      1,983,552       (4,133,285)
Net assets:
 Beginning of period ...........................................................     29,521,418       33,654,703
                                                                                    -----------------------------
 End of period .................................................................    $31,504,970      $29,521,418
                                                                                    =============================
Undistributed net investment income included in net assets:
 End of period .................................................................     $ (256,593)       $ 111,086
                                                                                    =============================

                                           See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Hard Currency Fund (the Fund) is a separate, non-diversified series of Franklin Templeton Global Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those major currencies which historically have experienced low rates of inflation, and which are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

C. FOREIGN CURRENCY CONTRACTS (CONT.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is in effect for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to October 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $40,180 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended April 30, 2002 was to decrease net investment income by $158,768, increase unrealized gains by $86,036, and increase realized gains by $72,732. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Notes to Financial Statements (unaudited) (CONTINUED)



2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights affecting a single class and its exchange privilege.

At April 30, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                    SIX MONTHS ENDED             YEAR ENDED
                                                                     APRIL 30, 2002            OCTOBER 31, 2001
                                                                 --------------------------------------------------
                                                                  SHARES      AMOUNT          SHARES       AMOUNT
                                                                 --------------------------------------------------
CLASS A SHARES:
Shares sold .................................................    810,248  $ 6,386,506       3,264,812  $ 26,488,420
Shares issued on reinvestment of distributions ..............     44,226      349,589         103,854       839,244
Shares redeemed .............................................   (572,699)  (4,514,987)     (3,956,676)  (32,299,012)
                                                                ----------------------------------------------------
Net increase (decrease) .....................................    281,775  $ 2,221,108        (588,010) $ (4,971,348)
                                                                ====================================================
ADVISOR CLASS SHARES:
Shares sold .................................................         --       $   --          51,348    $  425,950
Shares issued on reinvestment of distributions ..............        436        3,441             799         6,402
Shares redeemed .............................................         --           --          (5,749)      (44,294)
                                                                ----------------------------------------------------
Net increase ................................................        436     $  3,441          46,398    $  388,058
                                                               =====================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to 0.45% per year of the Fund's average daily net assets of Class A shares for costs incurred in marketing the Fund's Class A shares.

Distributors received net commissions on sales of Fund shares for the period ended April 30, 2002 of $6,346.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Notes to Financial Statements (unaudited) (CONTINUED)



4. INCOME TAXES

At April 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

        Cost of investments .............  $29,603,185
                                           ============
        Unrealized appreciation .........        2,810
        Unrealized depreciation .........     (129,772)
                                           ------------
        Net unrealized depreciation .....  $  (126,962)
                                           ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

At October 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2002 ...........................  $      271
         2003 ...........................     112,254
         2004 ...........................   1,047,201
         2005 ...........................     162,309
         2008 ...........................      25,228
         2009 ...........................      33,159
                                           ----------
                                           $1,380,422
                                           ==========

At October 31, 2001, the Fund had expired capital loss carryovers of $184,573, which were reclassified to paid-in capital.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2002 aggregated $100,489 and $0, respectively.

FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON HARD CURRENCY FUND
Notes to Financial Statements (unaudited) (CONTINUED)



6. FORWARD CURRENCY CONTRACTS

At April 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                                IN        SETTLEMENT   UNREALIZED
                                                                           EXCHANGE FOR      DATE      GAIN (LOSS)
CONTRACTS TO BUY:
  4,150,000   European Unit ..........................................  U.S. $ 3,591,203   5/07/02  U.S. $  147,239
 11,760,000   Swiss Franc ............................................         6,919,682   5/13/02          340,022
  6,250,000   European Unit ..........................................         5,439,063   5/13/02          189,649
 22,700,000   Danish Krone ...........................................         2,643,993   5/22/02          104,191
  1,500,000   European Unit ..........................................         1,288,125   6/03/02           61,543
  7,210,000   New Zealand Dollar .....................................         3,208,306   7/18/02           18,165
                                                                             -----------                 -----------
                                                                        U.S. $23,090,372                    860,809
                                                                             ===========                 -----------
              Net unrealized gain on offsetting forward contracts ....                                      350,701
                                                                                                         -----------

                Unrealized gain on forward exchange contracts ........                              U.S. $1,211,510
                                                                                                         ===========
CONTRACTS TO BUY:
506,700,000   Japanese Yen ...........................................  U.S. $ 3,958,594   7/18/02  U.S. $  (12,332)
                                                                            ============                  ----------
              Unrealized loss on forward exchange contracts ..........                                      (12,332)
                                                                                                         -----------
                Net unrealized gain on forward exchange contracts ....                              U.S. $1,199,178
                                                                                                         ===========

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTERED MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth
 Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities
 Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(12)



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[LOGO OMITTED]
FRANKLIN[REGISTERED MARK]TEMPLETON[REGISTERED MARK]
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906




SEMIANNUAL REPORT
FRANKLIN TEMPLETON GLOBAL TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Templeton Hard Currency Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTGT S2002 06/02

[GRAPHIC OMITTED]
Printed on recycled paper